Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Disclosure of inventories [text block]
4.1 INVENTORIES
Inventories break down as follows at December 31, 2025 and December 31, 2024:

Million euro	2024	Exchange rate	Consolidation scope changes	Other	2025
Goods purchased for resale	26	—	1	10	37
Raw materials and other supplies	343	(17)	(1)	69	394
Bidding and mobilization costs	124	(10)	—	(4)	109
Inventories	492	(28)	—	76	540

Million euro	2023	Exchange rate	Consolidation scope changes	Other	2024
Goods purchased for resale	20	—	—	6	26
Raw materials and other supplies	303	10	—	30	343
Bidding and mobilization costs	135	3	—	(15)	124
Inventories	458	13	—	21	492
Goods purchased for resale relate primarily to the Construction business (EUR 37 million in 2025, compared to EUR 26 million in 2024).
The movement during 2025 in raw materials and other supplies excluding exchange rates (EUR 69 million), mainly relates to the Construction business, primarily the activity in Poland for EUR 26 million (EUR -4 million in 2024) and the activity in US for an amount of EUR 20 million (EUR 23 million in 2024), as well as the Energy business (EUR 35 million), primarily in Chile (EUR 21 million) and in the US for the amount of EUR 14 million.
Inventories are measured at acquisition cost using the weighted average cost method, consistently applied to items with similar characteristics.
Bidding and mobilization costs are written off systematically as the goods and services relating to the asset are transferred to customers, entailing a variation of EUR -4 million during 2025, particularly in the United States and Canada.